UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21861

AMERICAN CENTURY GROWTH FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2016

Focused Dynamic Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed well.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACFOX	1.03%	11.42%	6.79%	5/31/06
Russell 1000 Growth Index	—	4.35%	13.60%	9.49%	—
S&P 500 Index	—	5.61%	13.36%	7.74%	—
Institutional Class	ACFSX	1.23%	11.63%	7.01%	5/31/06
R Class	ACFCX	0.54%	10.87%	6.26%	5/31/06
Advisor Class	ACFDX	0.85%	11.16%	6.52%	5/31/06
Effective June 21, 2016, the fund's benchmark changed from the S&P 500 Index to the Russell 1000 Growth Index. The fund's investment advisor believes that the Russell 1000 Growth Index aligns better with the fund's strategy.

Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $19,305

Russell 1000 Growth Index — $24,772

S&P 500 Index — $21,088

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R Class	Advisor Class
1.11%	0.91%	1.61%	1.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He, and Prabha Ram

As of June 21, 2016, Keith Lee, Michael Li, Prabha Ram, and Henry He became co-managers of the renamed Focused Dynamic Growth Fund, replacing Stephen Pool and Don Owen on the fund’s management team. John T. Small Jr. left the fund’s management team in March 2016.

Performance Summary

Focused Dynamic Growth returned 1.03%* for the 12 months ended July 31, 2016, lagging the 4.35% return of the portfolio’s benchmark, the Russell 1000 Growth Index, and the fund’s previous benchmark, the S&P 500 Index, which returned 5.61%.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 1000 Growth Index, two of the smallest sectors in the benchmark, telecommunication services and utilities, were by far the best performers, helped by investors’ growing preference for more defensive, higher-yielding stocks. The consumer staples sector also posted double-digit gains. Energy stocks fell sharply, losing more than -28% on falling oil prices despite a rally in the first half of 2016. Health care was the only other sector to record a loss.

For much of the reporting period, the management team continued to use a quantitative process that continually evaluated the market environment and its influence on company characteristics to identify potentially successful holdings. Purchases and sales, as well as individual security and industry allocations, were the result of applying this process. As of June 21, 2016, the portfolio transitioned to a more concentrated, active growth investment strategy. As part of the transition, the fund’s benchmark was changed from the S&P 500 Index to the Russell 1000 Growth Index.

Stock selection among information technology stocks was a major detractor to fund performance relative to the benchmark, especially in the internet software and services and software industries. (Please note that all relative performance statements in this report refer to the new benchmark, the Russell 1000 Growth Index.) Stock choices in the industrials sector also hampered results. Stock selection in energy aided performance, although an overweight allocation detracted. Stock selection and an underweight allocation to health care were also positive.

Information Technology Stocks Led Detractors

Stock selection among information technology stocks, especially internet software and services and software companies, hurt relative results. Manhattan Associates, which provides supply-chain management software and services, declined despite generating solid revenue and earnings. Investors appear to remain concerned about the health of the companies it serves as well as non-U.S. strength. The stock was eliminated from the portfolio.

Stock selection in the industrials sector also weighed on performance. The airline industry declined as revenue per seat mile is under pressure and oil prices have rallied. Airlines have not adjusted capacity fast enough to account for reduced travel. American Airlines was a major detractor and was eliminated. Wabtec, which makes brakes and safety devices for trains, traded lower after reporting a drop in earnings due to the slowdown in freight rail traffic. Slow orders for trucks have hampered WABCO Holdings, which makes electronic braking and other systems for commercial vehicles.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

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Other detractors included Harman International Industries, which makes consumer entertainment systems and is heavily tied to the automobile industry. Automotive sales are plateauing, and the company has experienced decelerating infotainment sales. Harman was eliminated.

The Energy Sector Led Contributors

Stock selection in the energy sector was beneficial, although an overweight allocation hurt results. Energy stocks fell sharply in 2015 as oil and commodity prices plunged. A rally in 2016 was beneficial to some companies, however. Among the top contributors in the sector were Newfield Exploration and Exxon Mobil, a holding that is not represented in the benchmark. Both holdings were eliminated.

Underweight allocations to Biogen and Regeneron Pharmaceuticals aided relative performance. Pharmaceutical and biotechnology companies continued to suffer from concerns that prescription drug prices could come under greater public and regulatory scrutiny.

Another top contributor was portfolio-only holding Hewlett Packard Enterprise, which benefited from strong free cash flow and restructuring moves. Tobacco company Altria was a leading contributor, boosted by its perception as a more-defensive stock that pays a high dividend. Neither stock was in the portfolio at the end of the period.

Outlook

Under its new name, the fund will have a smaller number of holdings and strive for increased difference between the portfolio’s returns and its benchmark. Stocks held in the portfolio will be comprised of companies that we believe are in the early stages of their lifecycle. The fund’s sector allocations are primarily the result of an investment process emphasizing growth and individual security selection.

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Fund Characteristics

JULY 31, 2016
Top Ten Holdings	% of net assets
Facebook, Inc., Class A	6.5%
Apple, Inc.	5.8%
Amazon.com, Inc.	5.3%
Celgene Corp.	4.9%
MasterCard, Inc., Class A	4.3%
Centene Corp.	4.1%
NIKE, Inc., Class B	4.1%
Alphabet, Inc.*	4.0%
Splunk, Inc.	3.6%
Intuitive Surgical, Inc.	3.6%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	15.0%
Biotechnology	14.4%
IT Services	8.4%
Internet and Catalog Retail	6.8%
Textiles, Apparel and Luxury Goods	6.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.0%
Foreign Common Stocks**	6.2%
Total Common Stocks	97.2%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	1.8%
**Includes depositary shares, dual listed securities and foreign ordinary shares.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,160.50	$5.80	1.08%
Investor Class (before waiver)	$1,000	$1,160.50(2)	$5.91	1.10%
Institutional Class (after waiver)	$1,000	$1,161.40	$4.73	0.88%
Institutional Class (before waiver)	$1,000	$1,161.40(2)	$4.84	0.90%
R Class (after waiver)	$1,000	$1,157.50	$8.48	1.58%
R Class (before waiver)	$1,000	$1,157.50(2)	$8.58	1.60%
Advisor Class (after waiver)	$1,000	$1,159.30	$7.14	1.33%
Advisor Class (before waiver)	$1,000	$1,159.30(2)	$7.25	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.49	$5.42	1.08%
Investor Class (before waiver)	$1,000	$1,019.39	$5.52	1.10%
Institutional Class (after waiver)	$1,000	$1,020.49	$4.42	0.88%
Institutional Class (before waiver)	$1,000	$1,020.39	$4.52	0.90%
R Class (after waiver)	$1,000	$1,017.01	$7.92	1.58%
R Class (before waiver)	$1,000	$1,016.91	$8.02	1.60%
Advisor Class (after waiver)	$1,000	$1,018.25	$6.67	1.33%
Advisor Class (before waiver)	$1,000	$1,018.15	$6.77	1.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

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Schedule of Investments

JULY 31, 2016

	Shares	Value
COMMON STOCKS — 97.2%
Automobiles — 2.3%
Tesla Motors, Inc.(1)	990	$232,442
Beverages — 2.7%
Boston Beer Co., Inc. (The), Class A(1)	1,495	273,406
Biotechnology — 14.4%
Biogen, Inc.(1)	1,206	349,655
Celgene Corp.(1)	4,331	485,895
Ionis Pharmaceuticals, Inc.(1)	4,357	127,181
Regeneron Pharmaceuticals, Inc.(1)	555	235,942
Spark Therapeutics, Inc.(1)	2,168	125,614
Vertex Pharmaceuticals, Inc.(1)	1,157	112,229
		1,436,516
Chemicals — 2.7%
Ecolab, Inc.	2,261	267,657
Communications Equipment — 1.0%
Palo Alto Networks, Inc.(1)	783	102,487
Diversified Financial Services — 2.5%
Intercontinental Exchange, Inc.	950	250,990
Health Care Equipment and Supplies — 3.6%
Intuitive Surgical, Inc.(1)	517	359,708
Health Care Providers and Services — 4.1%
Centene Corp.(1)	5,872	414,270
Hotels, Restaurants and Leisure — 1.0%
Chipotle Mexican Grill, Inc.(1)	227	96,246
Internet and Catalog Retail — 6.8%
Amazon.com, Inc.(1)	704	534,202
Netflix, Inc.(1)	1,643	149,924
		684,126
Internet Software and Services — 15.0%
Alphabet, Inc., Class A(1)	212	167,764
Alphabet, Inc., Class C(1)	302	232,175
Baidu, Inc., ADR(1)	862	137,575
Facebook, Inc., Class A(1)	5,271	653,288
Tencent Holdings Ltd.	13,000	312,500
		1,503,302
IT Services — 8.4%
MasterCard, Inc., Class A	4,563	434,580
Square, Inc.(1)	11,016	110,931
Visa, Inc., Class A	3,758	293,312
		838,823
Machinery — 6.8%
FANUC Corp.	1,000	169,795
Middleby Corp. (The)(1)	852	102,564
WABCO Holdings, Inc.(1)	2,602	260,902
Wabtec Corp.	2,119	145,151
		678,412

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	Shares	Value
Oil, Gas and Consumable Fuels — 1.0%
Concho Resources, Inc.(1)	781	$97,000
Personal Products — 2.5%
Estee Lauder Cos., Inc. (The), Class A	2,630	244,327
Professional Services — 1.8%
Verisk Analytics, Inc., Class A(1)	2,121	180,879
Software — 5.1%
salesforce.com, inc.(1)	1,817	148,631
Splunk, Inc.(1)	5,776	361,231
		509,862
Specialty Retail — 2.9%
O'Reilly Automotive, Inc.(1)	1,005	292,083
Technology Hardware, Storage and Peripherals — 5.8%
Apple, Inc.	5,531	576,385
Textiles, Apparel and Luxury Goods — 6.8%
NIKE, Inc., Class B	7,314	405,927
Under Armour, Inc., Class C(1)	7,672	273,890
		679,817
TOTAL COMMON STOCKS (Cost $9,119,469)		9,718,738
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $103,275), at 0.10%, dated 7/29/16, due 8/1/16 (Delivery value $100,001)		100,000
State Street Institutional Liquid Reserves Fund, Premier Class	108	108
TOTAL TEMPORARY CASH INVESTMENTS (Cost $100,108)		100,108
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $9,219,577)		9,818,846
OTHER ASSETS AND LIABILITIES — 1.8%		184,211
TOTAL NET ASSETS — 100.0%		$10,003,057

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JULY 31, 2016
Assets
Investment securities, at value (cost of $9,219,577)	$9,818,846
Receivable for investments sold	145,842
Receivable for capital shares sold	50,576
Dividends and interest receivable	1,375
10,016,639

Liabilities
Payable for capital shares redeemed	5,033
Accrued management fees	8,298
Distribution and service fees payable	251
13,582

Net Assets	$10,003,057

Net Assets Consist of:
Capital (par value and paid-in surplus)	$17,777,982
Undistributed net investment income	113,888
Accumulated net realized loss	(8,488,082)
Net unrealized appreciation	599,269
$10,003,057

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$9,147,134	538,348	$16.99
Institutional Class, $0.01 Par Value	$33,085	1,940	$17.05
R Class, $0.01 Par Value	$373,508	22,285	$16.76
Advisor Class, $0.01 Par Value	$449,330	26,620	$16.88

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED JULY 31, 2016
Investment Income (Loss)
Income:
Dividends	$229,454
Interest	164
229,618

Expenses:
Management fees	114,244
Distribution and service fees:
R Class	1,683
Advisor Class	1,424
Directors' fees and expenses	372
Other expenses	328
118,051
Fees waived	(858)
117,193

Net investment income (loss)	112,425

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(219,143)
Foreign currency transactions	1,044
(218,099)

Change in net unrealized appreciation (depreciation) on:
Investments	(58,843)
Translation of assets and liabilities in foreign currencies	(941)
(59,784)

Net realized and unrealized gain (loss)	(277,883)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(165,458)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$112,425	$99,793
Net realized gain (loss)	(218,099)	1,269,302
Change in net unrealized appreciation (depreciation)	(59,784)	(439,003)
Net increase (decrease) in net assets resulting from operations	(165,458)	930,092

Distributions to Shareholders
From net investment income:
Investor Class	(123,928)	(158,378)
Institutional Class	(459)	(288)
R Class	(2,619)	(3,703)
Advisor Class	(7,646)	(7,131)
Decrease in net assets from distributions	(134,652)	(169,500)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(3,150,493)	(3,241,894)

Net increase (decrease) in net assets	(3,450,603)	(2,481,302)

Net Assets
Beginning of period	13,453,660	15,934,962
End of period	$10,003,057	$13,453,660

Undistributed net investment income	$113,888	$133,685

 See Notes to Financial Statements.

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Notes to Financial Statements

JULY 31, 2016

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Dynamic Growth Fund (formerly Legacy Focused Large Cap Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the R Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.10% for the Investor Class, R Class and Advisor Class. The annual management fee schedule ranges from 0.60% to 0.90% for the Institutional Class. Effective June 21, 2016, the investment advisor agreed to waive 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until November 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended July 31, 2016 was $781, $3, $32 and $42 for the Investor Class, Institutional Class, R Class and Advisor Class, respectively. The effective annual management fee before waiver for each class for the year ended July 31, 2016 was 1.10% for the Investor Class, R Class, and Advisor Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended July 31, 2016 was 1.09% for the Investor Class, R Class, and Advisor Class and 0.89% for the Institutional Class.
Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $350,185 and $364,249, respectively. The effect of interfund transactions on the Statement of Operations was $23,757 in net realized gain (loss) on investment transactions.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2016 were $25,847,962 and $29,137,589, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	80,554	$1,278,832	237,522	$4,043,709
Issued in reinvestment of distributions	7,731	121,220	9,661	154,581
Redeemed	(272,464)	(4,283,187)	(448,114)	(7,411,583)
	(184,179)	(2,883,135)	(200,931)	(3,213,293)
Institutional Class
Sold	—	—	750	13,139
Issued in reinvestment of distributions	29	459	18	288
	29	459	768	13,427
R Class
Sold	3,897	59,808	4,976	82,269
Issued in reinvestment of distributions	169	2,619	234	3,703
Redeemed	(12,103)	(193,645)	(1,612)	(26,729)
	(8,037)	(131,218)	3,598	59,243
Advisor Class
Sold	11,826	184,312	3,306	56,261
Issued in reinvestment of distributions	490	7,646	448	7,131
Redeemed	(21,263)	(328,557)	(9,792)	(164,663)
	(8,947)	(136,599)	(6,038)	(101,271)
Net increase (decrease)	(201,134)	$(3,150,493)	(202,603)	$(3,241,894)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,236,443	$482,295	—
Temporary Cash Investments	108	100,000	—
	$9,236,551	$582,295	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund participated in foreign currency risk derivative instruments during the period consistent with its exposure to foreign denominated securities.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended July 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(952) in net realized gain (loss) on foreign currency transactions and $(941) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$134,652	$169,500
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of July 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,226,686
Gross tax appreciation of investments	$622,100
Gross tax depreciation of investments	(29,940)
Net tax appreciation (depreciation) of investments	$592,160
Undistributed ordinary income	$113,888
Accumulated short-term capital losses	$(8,480,973)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited (Short-Term)
$(3,853,322)	$(4,341,218)	$(286,433)

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$17.04	0.18	(0.02)	0.16	(0.21)	$16.99	1.03%	1.10%	1.11%	1.11%	1.10%	250%	$9,147
2015	$16.06	0.13	1.07	1.20	(0.22)	$17.04	7.55%	1.11%	1.11%	0.76%	0.76%	216%	$12,309
2014	$13.61	0.22	2.37	2.59	(0.14)	$16.06	19.16%	1.10%	1.10%	1.46%	1.46%	228%	$14,829
2013	$11.11	0.17	2.62	2.79	(0.29)	$13.61	25.74%	1.11%	1.11%	1.39%	1.39%	253%	$9,897
2012	$10.65	0.25	0.33	0.58	(0.12)	$11.11	5.54%	1.11%	1.11%	2.39%	2.39%	243%	$6,975
Institutional Class
2016	$17.10	0.20	(0.01)	0.19	(0.24)	$17.05	1.23%	0.90%	0.91%	1.31%	1.30%	250%	$33
2015	$16.12	0.17	1.06	1.23	(0.25)	$17.10	7.74%	0.91%	0.91%	0.96%	0.96%	216%	$33
2014	$13.67	0.25	2.37	2.62	(0.17)	$16.12	19.32%	0.90%	0.90%	1.66%	1.66%	228%	$18
2013	$11.14	0.19	2.65	2.84	(0.31)	$13.67	26.19%	0.91%	0.91%	1.59%	1.59%	253%	$15
2012	$10.69	0.27	0.32	0.59	(0.14)	$11.14	5.64%	0.91%	0.91%	2.59%	2.59%	243%	$12
R Class
2016	$16.81	0.09	(0.01)	0.08	(0.13)	$16.76	0.54%	1.60%	1.61%	0.61%	0.60%	250%	$374
2015	$15.84	0.04	1.07	1.11	(0.14)	$16.81	7.04%	1.61%	1.61%	0.26%	0.26%	216%	$510
2014	$13.43	0.06	2.42	2.48	(0.07)	$15.84	18.51%	1.60%	1.60%	0.96%	0.96%	228%	$423
2013	$10.96	0.11	2.60	2.71	(0.24)	$13.43	25.20%	1.61%	1.61%	0.89%	0.89%	253%	$19
2012	$10.51	0.20	0.32	0.52	(0.07)	$10.96	4.98%	1.61%	1.61%	1.89%	1.89%	243%	$15

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Advisor Class
2016	$16.92	0.13	–(3)	0.13	(0.17)	$16.88	0.85%	1.35%	1.36%	0.86%	0.85%	250%	$449
2015	$15.95	0.09	1.06	1.15	(0.18)	$16.92	7.26%	1.36%	1.36%	0.51%	0.51%	216%	$602
2014	$13.53	0.16	2.37	2.53	(0.11)	$15.95	18.75%	1.35%	1.35%	1.21%	1.21%	228%	$664
2013	$11.03	0.14	2.62	2.76	(0.26)	$13.53	25.62%	1.36%	1.36%	1.14%	1.14%	253%	$191
2012	$10.58	0.23	0.31	0.54	(0.09)	$11.03	5.21%	1.36%	1.36%	2.14%	2.14%	243%	$215

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Dynamic Growth Fund (formerly, Legacy Focused Large Cap Fund) (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Dynamic Growth Fund of American Century Growth Funds, Inc. as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2016

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

27

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

28

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

29

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2016.

For corporate taxpayers, the fund hereby designates $134,652, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2016 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90170 1609

Annual Report

July 31, 2016

Legacy Large Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed well.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACGOX	-0.03%	12.20%	7.25%	5/31/06
Russell 1000 Growth Index	—	4.35%	13.60%	9.49%	—
Institutional Class	ACGHX	0.12%	12.42%	7.47%	5/31/06
R Class	ACGEX	-0.60%	11.63%	6.71%	5/31/06
Advisor Class	ACGDX	-0.35%	11.89%	6.98%	5/31/06

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $20,154

Russell 1000 Growth Index — $24,772

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R Class	Advisor Class
1.11%	0.91%	1.61%	1.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Stephen Pool and Don Owen

Don Owen, lead quantitative researcher for the fund, was promoted to portfolio manager in February 2016. John T. Small Jr. left the fund’s management team in March 2016.

The Board of Directors has approved plans to liquidate the Legacy Large Cap Fund on October 21, 2016. Prior to the liquidation, the fund will close to all investments after the close of business on October 18, 2016.

Performance Summary

Legacy Large Cap returned -0.03%* for the 12 months ended July 31, 2016, lagging the 4.35% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 1000 Growth Index, two of the smallest sectors in the benchmark, telecommunication services and utilities, were by far the best performers, helped by investors’ growing preference for more defensive, higher-yielding stocks. The consumer staples sector also posted double-digit gains. Energy stocks fell sharply, losing more than -28% on falling oil prices despite a rally in the first half of 2016. Health care was the only other sector to record a loss.

Throughout the year, we continued to use our quantitative process that continually evaluates the market environment and its influence on company characteristics to identify potentially successful stocks. Purchases and sales, as well as individual security and industry allocations, are the result of applying this process as company-specific and market events change. Stock selection in the consumer discretionary sector was a key detractor from relative performance, especially among hotels, restaurants, and leisure companies. Stock selection in the financials sector also detracted. The fund’s relative performance benefited from stock choices in the telecommunication services and energy sectors.

Consumer Discretionary Stocks Led Detractors

Stock selection among consumer discretionary stocks hampered relative performance. In the hotels, restaurants, and leisure industry, Chipotle Mexican Grill was hurt by a series of food-safety issues. Portfolio-only holdings Royal Caribbean Cruises and Carnival detracted. The cruise industry suffered from concerns about geopolitical events, currency fluctuations, and rising fuel costs in 2016. All three stocks were eliminated from the portfolio.

In the financials sector, stock decisions among capital markets firms detracted. Underweighting real estate investment trusts (REITs) also hampered performance. Valuations for REITs appear elevated relative to history, and the group has benefited from declines in interest rates that likely are not sustainable longer term.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes

4

Among other significant detractors, Manhattan Associates, which provides supply-chain management software and services, declined despite generating solid revenue and earnings. Investors appear to remain concerned about the health of the companies it serves as well as non-U.S. strength. American Airlines was a major detractor. The airline industry in general declined as revenue per seat mile is under pressure and oil prices have rallied. Airlines have not adjusted capacity fast enough to account for reduced travel. Both Manhattan Associates and American Airlines were eliminated.

Telecommunication Services and Energy Stocks Were Top Contributors

Stock selection in the telecommunication services sector benefited performance, as did an overweight in wireless telecommunication companies. Sprint, a portfolio-only holding, and T-Mobile US were top contributors in the sector on strong subscriber growth. Neither stock was in the portfolio at the end of the period. Stock choices in energy also aided results, led by oil, gas, and consumable fuels firms such as Newfield Exploration. A rally in oil prices in 2016 has helped some companies in the sector.

Other top contributors included AbbVie. The pharmaceutical company reported higher-than-expected revenue and profits, largely due to sales of Humira, its drug to treat arthritis and other diseases. Specialty retailer Lowe’s benefited from a stronger housing and remodeling environment aided by lower gas prices and an improving economy. Software company VMware is growing its business, moving corporate computing infrastructure to offsite cloud-data centers, and successfully upselling existing customers a suite of IT management products.

5

Fund Characteristics

JULY 31, 2016
Top Ten Holdings	% of net assets
Apple, Inc.	5.0%
Lowe's Cos., Inc.	4.3%
Microsoft Corp.	3.7%
VMware, Inc., Class A	3.4%
Fiserv, Inc.	3.1%
UnitedHealth Group, Inc.	3.0%
Boeing Co. (The)	2.8%
Wal-Mart Stores, Inc.	2.8%
PepsiCo, Inc.	2.8%
Amgen, Inc.	2.7%

Top Five Industries	% of net assets
IT Services	9.7%
Specialty Retail	9.7%
Software	8.4%
Biotechnology	6.1%
Health Care Providers and Services	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Other Assets and Liabilities	1.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,135.40	$5.84	1.10%
Institutional Class	$1,000	$1,136.50	$4.78	0.90%
R Class	$1,000	$1,131.80	$8.48	1.60%
Advisor Class	$1,000	$1,133.90	$7.16	1.35%
Hypothetical
Investor Class	$1,000	$1,019.39	$5.52	1.10%
Institutional Class	$1,000	$1,020.39	$4.52	0.90%
R Class	$1,000	$1,016.91	$8.02	1.60%
Advisor Class	$1,000	$1,018.15	$6.77	1.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

8

Schedule of Investments

JULY 31, 2016

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 2.8%
Boeing Co. (The)	3,634	$485,720
Air Freight and Logistics — 2.0%
United Parcel Service, Inc., Class B	3,203	346,244
Auto Components — 0.3%
Delphi Automotive plc	668	45,304
Beverages — 2.8%
PepsiCo, Inc.	4,380	477,070
Biotechnology — 6.1%
AbbVie, Inc.	6,027	399,168
Amgen, Inc.	2,719	467,750
Gilead Sciences, Inc.	2,348	186,595
		1,053,513
Chemicals — 3.6%
LyondellBasell Industries NV, Class A	2,128	160,153
Sherwin-Williams Co. (The)	1,550	464,582
		624,735
Consumer Finance — 1.6%
Synchrony Financial(1)	9,626	268,373
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	2,393	132,596
Electronic Equipment, Instruments and Components — 0.8%
Keysight Technologies, Inc.(1)	4,555	133,188
Food and Staples Retailing — 4.7%
CVS Health Corp.	3,577	331,659
Wal-Mart Stores, Inc.	6,569	479,340
		810,999
Food Products — 1.3%
Archer-Daniels-Midland Co.	4,031	181,718
Post Holdings, Inc.(1)	536	46,455
		228,173
Health Care Equipment and Supplies — 4.1%
ABIOMED, Inc.(1)	2,821	332,793
DexCom, Inc.(1)	2,137	197,096
Edwards Lifesciences Corp.(1)	1,546	177,048
		706,937
Health Care Providers and Services — 6.0%
Aetna, Inc.	1,920	221,203
HCA Holdings, Inc.(1)	3,749	289,161
UnitedHealth Group, Inc.	3,580	512,656
		1,023,020
Hotels, Restaurants and Leisure — 0.9%
Panera Bread Co., Class A(1)	448	98,255
Yum! Brands, Inc.	604	54,010
		152,265

9

	Shares	Value
Insurance — 1.4%
Aon plc	514	$55,034
Travelers Cos., Inc. (The)	1,550	180,141
		235,175
Internet and Catalog Retail — 3.1%
Amazon.com, Inc.(1)	338	256,478
Expedia, Inc.	2,320	270,628
		527,106
Internet Software and Services — 4.6%
eBay, Inc.(1)	8,478	264,174
Facebook, Inc., Class A(1)	3,674	455,356
GoDaddy, Inc., Class A(1)	2,637	78,899
		798,429
IT Services — 9.7%
Accenture plc, Class A	3,489	393,594
Fiserv, Inc.(1)	4,844	534,584
International Business Machines Corp.	2,910	467,404
Visa, Inc., Class A	3,591	280,278
		1,675,860
Media — 1.6%
Walt Disney Co. (The)	2,795	268,180
Metals and Mining — 1.2%
Freeport-McMoRan, Inc.	16,210	210,082
Multiline Retail — 2.0%
Target Corp.	4,574	344,559
Oil, Gas and Consumable Fuels — 0.4%
Newfield Exploration Co.(1)	1,671	72,354
Pharmaceuticals — 2.5%
Merck & Co., Inc.	2,582	151,460
Pfizer, Inc.	7,668	282,873
		434,333
Professional Services — 1.5%
Verisk Analytics, Inc., Class A(1)	3,091	263,600
Real Estate Investment Trusts (REITs) — 1.3%
Vornado Realty Trust	2,144	230,266
Road and Rail — 2.3%
CSX Corp.	13,700	388,121
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp.	12,934	450,879
Software — 8.4%
Autodesk, Inc.(1)	3,723	221,332
Microsoft Corp.	11,108	629,602
VMware, Inc., Class A(1)	8,058	588,073
		1,439,007
Specialty Retail — 9.7%
Burlington Stores, Inc.(1)	3,597	275,206
L Brands, Inc.	4,060	300,034
Lowe's Cos., Inc.	8,918	733,773
Ulta Salon Cosmetics & Fragrance, Inc.(1)	1,399	365,433
		1,674,446

10

	Shares	Value
Technology Hardware, Storage and Peripherals — 5.0%
Apple, Inc.	8,221	$856,710
Textiles, Apparel and Luxury Goods — 1.8%
lululemon athletica, Inc.(1)	4,075	316,424
Tobacco — 2.0%
Reynolds American, Inc.	6,852	343,011
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $14,295,143)		17,016,679
OTHER ASSETS AND LIABILITIES — 1.1%		181,318
TOTAL NET ASSETS — 100.0%		$17,197,997

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JULY 31, 2016
Assets
Investment securities, at value (cost of $14,295,143)	$17,016,679
Receivable for investments sold	1,173,136
Receivable for capital shares sold	459
Dividends and interest receivable	10,369
18,200,643

Liabilities
Disbursements in excess of demand deposit cash	836,366
Payable for capital shares redeemed	148,391
Accrued management fees	17,529
Distribution and service fees payable	360
1,002,646

Net Assets	$17,197,997

Net Assets Consist of:
Capital (par value and paid-in surplus)	$15,627,907
Undistributed net investment income	99,253
Accumulated net realized loss	(1,250,699)
Net unrealized appreciation	2,721,536
$17,197,997

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$15,680,576	935,471	$16.76
Institutional Class, $0.01 Par Value	$204,055	12,134	$16.82
R Class, $0.01 Par Value	$230,968	13,938	$16.57
Advisor Class, $0.01 Par Value	$1,082,398	64,886	$16.68

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JULY 31, 2016
Investment Income (Loss)
Income:
Dividends	$365,687
Interest	182
365,869

Expenses:
Management fees	231,210
Distribution and service fees:
R Class	983
Advisor Class	4,155
Directors' fees and expenses	747
Other expenses	287
237,382

Net investment income (loss)	128,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,189,052)
Foreign currency transactions	(8,016)
(1,197,068)

Change in net unrealized appreciation (depreciation) on:
Investments	674,918
Translation of assets and liabilities in foreign currencies	(1,660)
673,258

Net realized and unrealized gain (loss)	(523,810)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(395,323)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$128,487	$89,577
Net realized gain (loss)	(1,197,068)	1,932,080
Change in net unrealized appreciation (depreciation)	673,258	657,612
Net increase (decrease) in net assets resulting from operations	(395,323)	2,679,269

Distributions to Shareholders
From net investment income:
Investor Class	(96,970)	(74,103)
Institutional Class	(1,340)	(322)
Advisor Class	(4,252)	(1,090)
From net realized gains:
Investor Class	(1,399,904)	(370,375)
Institutional Class	(13,664)	(968)
R Class	(14,300)	(2,889)
Advisor Class	(128,098)	(31,791)
Decrease in net assets from distributions	(1,658,528)	(481,538)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,114,943)	(2,764,991)

Net increase (decrease) in net assets	(7,168,794)	(567,260)

Net Assets
Beginning of period	24,366,791	24,934,051
End of period	$17,197,997	$24,366,791

Undistributed net investment income	$99,253	$100,802

See Notes to Financial Statements.

14

Notes to Financial Statements

JULY 31, 2016

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Legacy Large Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the R Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.10% for the Investor Class, R Class and Advisor Class. The annual management fee schedule ranges from 0.60% to 0.90% for the Institutional Class. The effective annual management fee for each class for the year ended July 31, 2016 was 1.10% for the Investor Class, R Class and Advisor Class and 0.90% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $757,486 and $156,430, respectively. The effect of interfund transactions on the Statement of Operations was $4,632 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2016 were $31,437,453 and $38,119,755, respectively.

17

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	182,224	$2,967,594	756,281	$13,026,159
Issued in reinvestment of distributions	93,069	1,477,001	25,932	439,553
Redeemed	(556,339)	(8,954,817)	(954,707)	(16,507,603)
	(281,046)	(4,510,222)	(172,494)	(3,041,891)
Institutional Class
Sold	4,624	82,685	3,251	57,490
Issued in reinvestment of distributions	944	15,004	76	1,290
Redeemed	(380)	(6,035)	—	—
	5,188	91,654	3,327	58,780
R Class
Sold	4,810	79,310	1,642	28,702
Issued in reinvestment of distributions	909	14,300	172	2,889
Redeemed	(1,756)	(27,429)	(3,705)	(64,061)
	3,963	66,181	(1,891)	(32,470)
Advisor Class
Sold	33,781	556,961	48,112	830,574
Issued in reinvestment of distributions	8,371	132,350	1,945	32,881
Redeemed	(89,833)	(1,451,867)	(34,428)	(612,865)
	(47,681)	(762,556)	15,629	250,590
Net increase (decrease)	(319,576)	$(5,114,943)	(155,429)	$(2,764,991)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value.  As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $563,060.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended July 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(8,016) in net realized gain (loss) on foreign currency transactions and $(1,660) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$871,660	$176,179
Long-term capital gains	$786,868	$305,359

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of July 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$14,397,208
Gross tax appreciation of investments	$2,744,665
Gross tax depreciation of investments	(125,194)
Net tax appreciation (depreciation) of investments	$2,619,471
Undistributed ordinary income	$99,253
Accumulated short-term capital losses	$(1,148,634)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Subsequent Events

On June 29, 2016, the Board of Directors approved a plan of liquidation for the fund. The liquidation date is expected to be October 21, 2016.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$18.11	0.10	(0.19)	(0.09)	(0.08)	(1.18)	(1.26)	$16.76	(0.03)%	1.11%	0.63%	151%	$15,681
2015	$16.61	0.06	1.76	1.82	(0.05)	(0.27)	(0.32)	$18.11	11.08%	1.11%	0.36%	226%	$22,032
2014	$14.18	0.09	2.43	2.52	(0.09)	—	(0.09)	$16.61	17.87%	1.10%	0.57%	202%	$23,075
2013	$11.07	0.11	3.11	3.22	(0.11)	—	(0.11)	$14.18	29.31%	1.11%	0.89%	216%	$9,449
2012	$10.62	0.12	0.42	0.54	(0.09)	—	(0.09)	$11.07	5.12%	1.11%	1.08%	204%	$6,381
Institutional Class
2016	$18.17	0.13	(0.18)	(0.05)	(0.12)	(1.18)	(1.30)	$16.82	0.12%	0.91%	0.83%	151%	$204
2015	$16.66	0.09	1.78	1.87	(0.09)	(0.27)	(0.36)	$18.17	11.33%	0.91%	0.56%	226%	$126
2014	$14.22	0.12	2.44	2.56	(0.12)	—	(0.12)	$16.66	18.12%	0.90%	0.77%	202%	$60
2013	$11.10	0.14	3.11	3.25	(0.13)	—	(0.13)	$14.22	29.57%	0.91%	1.09%	216%	$51
2012	$10.65	0.14	0.42	0.56	(0.11)	—	(0.11)	$11.10	5.32%	0.91%	1.28%	204%	$48
R Class
2016	$17.92	0.02	(0.19)	(0.17)	—	(1.18)	(1.18)	$16.57	(0.60)%	1.61%	0.13%	151%	$231
2015	$16.47	(0.02)	1.74	1.72	—	(0.27)	(0.27)	$17.92	10.52%	1.61%	(0.14)%	226%	$179
2014	$14.06	0.01	2.42	2.43	(0.02)	—	(0.02)	$16.47	17.28%	1.60%	0.07%	202%	$195
2013	$10.97	0.05	3.09	3.14	(0.05)	—	(0.05)	$14.06	28.76%	1.61%	0.39%	216%	$60
2012	$10.53	0.06	0.41	0.47	(0.03)	—	(0.03)	$10.97	4.53%	1.61%	0.58%	204%	$34

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Advisor Class
2016	$18.03	0.06	(0.19)	(0.13)	(0.04)	(1.18)	(1.22)	$16.68	(0.35)%	1.36%	0.38%	151%	$1,082
2015	$16.54	0.02	1.75	1.77	(0.01)	(0.27)	(0.28)	$18.03	10.78%	1.36%	0.11%	226%	$2,029
2014	$14.12	0.04	2.44	2.48	(0.06)	—	(0.06)	$16.54	17.57%	1.35%	0.32%	202%	$1,603
2013	$11.02	0.08	3.10	3.18	(0.08)	—	(0.08)	$14.12	29.04%	1.36%	0.64%	216%	$435
2012	$10.58	0.09	0.41	0.50	(0.06)	—	(0.06)	$11.02	4.78%	1.36%	0.83%	204%	$280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Large Cap Fund (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Large Cap Fund of American Century Growth Funds, Inc. as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
As explained in note 10 to the financial statements, subsequent to July 31, 2016, the Board of Directors approved a plan of liquidation for the Fund. The liquidation is expected to occur by October 21, 2016.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2016

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

27

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

28

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to

29

the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2016.

For corporate taxpayers, the fund hereby designates $246,390, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $769,047 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2016.

The fund hereby designates $786,868, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2016.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90171 1609

Annual Report

July 31, 2016

Legacy Multi Cap Fund (effective September 7, 2016, renamed Adaptive All Cap Fund)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed well.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACMNX	0.36%	12.29%	7.27%	5/31/06
Russell 3000 Index	—	4.44%	12.98%	7.82%	—
Institutional Class	ACMHX	0.55%	12.51%	7.49%	5/31/06
R Class	ACMEX	-0.17%	11.74%	6.72%	5/31/06
Advisor Class	ACMFX	0.11%	12.02%	6.99%	5/31/06

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2016
Investor Class — $20,193

Russell 3000 Index — $21,244

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R Class	Advisor Class
1.16%	0.96%	1.66%	1.41%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Stephen Pool and Don Owen

Don Owen, lead quantitative researcher for the fund, was promoted to portfolio manager in February 2016. John T. Small Jr. left the fund’s management team in March 2016.

Effective September 7, 2016, the fund's name will change to Adaptive All Cap Fund.

Performance Summary

Legacy Multi Cap returned 0.36%* for the 12 months ended July 31, 2016, lagging the 4.44% return of the portfolio’s benchmark, the Russell 3000 Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 3000 Index, two of the smaller sectors, telecommunication services and utilities, were by far the best performers, helped by investors’ growing preference for more defensive, higher-yielding stocks. The consumer staples, materials, information technology, and industrials sectors also posted strong gains. Health care, energy, and financials stocks declined.

Throughout the year, we continued to use our quantitative process that continually evaluates the market environment and its influence on company characteristics to identify potentially successful stocks. Purchases and sales, as well as individual security and industry allocations, are the result of applying this process as company-specific and market events change. Stock selection in the consumer discretionary, materials, and financials sectors detracted from performance relative to the benchmark. Stock choices in the health care, utilities, and industrials sectors aided results.

Consumer Discretionary Stocks Were Key Detractors

Stock selection in the consumer discretionary sector weighed on the fund’s performance relative to the benchmark, especially in the internet and catalog retail industry. The biggest detractor in the sector was a stock we didn’t own that performed well—Amazon.com. The internet retailer reported better-than-expected margins, recovering somewhat both in its e-commerce business and Amazon Web Services (AWS), its cloud computing business. The fund’s holding of Polaris Industries detracted as the off-road vehicle industry has experienced slowing sales. Polaris was eliminated from the portfolio.

Stock selection in the materials sector detracted. Wood products manufacturer Boise Cascade’s income declined in the second half of 2015 due to low lumber and plywood prices. The fund's holding was eliminated.

Other major detractors included Marathon Petroleum, which declined along with oil prices. Fast-casual restaurateur Fiesta Restaurant Group declined due to lower-than-expected earnings on higher expenses as the company seeks to expand. Commercial real estate investment manager Jones Lang LaSalle underperformed after reporting disappointing results amid a difficult environment for financial stocks. All three holdings were eliminated.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Health Care and Utilities Led Contributors

Stock selection in the health care sector benefited relative performance, as did underweighting biotechnology companies. Biotech firms suffered from increased political scrutiny of high prescription drug prices and concerns about the sustainability of pricing. Stock decisions in the utilities sector also boosted performance. Wholesale electricity supplier NextEra Energy rose on earnings that beat analyst expectations.

Although airlines have not done well overall, Virgin America soared on news that it would be acquired by Alaska Air. In the information technology sector, health information service provider WebMD Health benefited from rumors that it was a takeover candidate. Altisource Portfolio Solutions, a real estate and mortgage firm, rose on solid earnings and reported gains from its strategic initiatives. Linear Technology stock jumped on news that Analog Devices would acquire the maker of high-performance integrated circuits. Virgin America, WebMD, Altisource, and Linear were not in the portfolio at the end of the period.

Outlook

The U.S. economy continues to grow modestly but expectations for rising interest rates in the U.S. and global economic concerns suggest continued volatility. Whatever the conditions, we will continue to employ a disciplined investment approach that uses a quantitative process that combines the market environment and company-specific characteristics to identify opportunities in any given market environment. The quantitative model allows us to uncover investments across the growth, value, and market-capitalization spectrums.

Fund Characteristics

JULY 31, 2016
Top Ten Holdings	% of net assets
Apple, Inc.	2.5%
Microsoft Corp.	1.9%
Johnson & Johnson	1.5%
NeoPhotonics Corp.	1.3%
Fresh Del Monte Produce, Inc.	1.2%
TASER International, Inc.	1.2%
RealPage, Inc.	1.2%
Pfizer, Inc.	1.2%
Acuity Brands, Inc.	1.1%
Curtiss-Wright Corp.	1.1%

Top Five Industries	% of net assets
IT Services	8.1%
Real Estate Investment Trusts (REITs)	7.7%
Oil, Gas and Consumable Fuels	5.6%
Software	5.3%
Media	4.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	1.3%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/16	Ending Account Value 7/31/16	Expenses Paid During Period(1) 2/1/16 - 7/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,138.00	$6.11	1.15%
Institutional Class	$1,000	$1,138.90	$5.05	0.95%
R Class	$1,000	$1,135.30	$8.76	1.65%
Advisor Class	$1,000	$1,136.80	$7.44	1.40%
Hypothetical
Investor Class	$1,000	$1,019.15	$5.77	1.15%
Institutional Class	$1,000	$1,020.14	$4.77	0.95%
R Class	$1,000	$1,016.66	$8.27	1.65%
Advisor Class	$1,000	$1,017.90	$7.02	1.40%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

JULY 31, 2016

	Shares	Value
COMMON STOCKS — 98.2%
Aerospace and Defense — 2.3%
Curtiss-Wright Corp.	11,287	$1,004,430
TASER International, Inc.(1)	37,510	1,086,290
		2,090,720
Airlines — 0.2%
Ryanair Holdings plc, ADR	2,900	205,233
Automobiles — 1.0%
Ford Motor Co.	68,997	873,502
Banks — 4.0%
Banco Santander Chile, ADR	35,169	723,426
Berkshire Hills Bancorp, Inc.	20,864	550,184
Independent Bank Corp.	15,318	769,117
Valley National Bancorp	92,240	836,617
Wells Fargo & Co.	14,417	691,583
		3,570,927
Beverages — 1.0%
PepsiCo, Inc.	8,180	890,966
Biotechnology — 1.0%
Amgen, Inc.	2,386	410,464
BioSpecifics Technologies Corp.(1)	12,521	507,100
		917,564
Building Products — 1.4%
AAON, Inc.	32,025	848,022
Trex Co., Inc.(1)	8,781	425,879
		1,273,901
Capital Markets — 1.9%
AllianceBernstein Holding LP	36,193	867,184
Janus Capital Group, Inc.	56,301	850,145
		1,717,329
Chemicals — 1.8%
Praxair, Inc.	5,380	626,985
Sensient Technologies Corp.	13,208	975,147
		1,602,132
Distributors — 1.0%
Genuine Parts Co.	8,776	897,258
Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	15,687	869,217
Zayo Group Holdings, Inc.(1)	30,835	872,630
		1,741,847
Electric Utilities — 1.9%
NextEra Energy, Inc.	6,819	874,810
Portland General Electric Co.	17,696	772,784
		1,647,594
Electrical Equipment — 1.1%
Acuity Brands, Inc.	3,831	1,005,369

	Shares	Value
Electronic Equipment, Instruments and Components — 0.6%
Corning, Inc.	23,675	$526,059
Energy Equipment and Services — 0.4%
RPC, Inc.(1)	24,954	361,583
Food and Staples Retailing — 2.3%
Kroger Co. (The)	16,722	571,725
Wal-Mart Stores, Inc.	12,523	913,804
Walgreens Boots Alliance, Inc.	7,157	567,192
		2,052,721
Food Products — 2.3%
Fresh Del Monte Produce, Inc.	19,140	1,088,109
Post Holdings, Inc.(1)	11,430	990,638
		2,078,747
Health Care Equipment and Supplies — 2.1%
Abbott Laboratories	19,107	855,038
Varian Medical Systems, Inc.(1)	10,592	1,003,486
		1,858,524
Health Care Providers and Services — 3.7%
Aetna, Inc.	6,480	746,561
Cardinal Health, Inc.	11,045	923,362
Express Scripts Holding Co.(1)	12,302	935,813
UnitedHealth Group, Inc.	4,553	651,990
		3,257,726
Hotels, Restaurants and Leisure — 2.6%
Chuy's Holdings, Inc.(1)	26,022	877,462
MGM Resorts International(1)	38,090	913,398
Wingstop, Inc.	21,792	566,592
		2,357,452
Household Products — 1.0%
Procter & Gamble Co. (The)	10,435	893,132
Independent Power and Renewable Electricity Producers — 1.0%
Ormat Technologies, Inc.	20,402	931,147
Industrial Conglomerates — 1.2%
3M Co.	2,249	401,132
General Electric Co.	22,732	707,874
		1,109,006
Insurance — 2.3%
CNA Financial Corp.	23,090	734,955
Principal Financial Group, Inc.	9,995	466,067
Unum Group	26,732	893,116
		2,094,138
Internet and Catalog Retail — 0.8%
Expedia, Inc.	6,142	716,464
IT Services — 8.1%
Fiserv, Inc.(1)	6,593	727,603
FleetCor Technologies, Inc.(1)	4,117	624,467
International Business Machines Corp.	5,761	925,332
Leidos Holdings, Inc.	14,461	723,195
Science Applications International Corp.	11,742	713,444
Total System Services, Inc.	16,606	845,577
Vantiv, Inc., Class A(1)	16,109	882,290

	Shares	Value
Western Union Co. (The)	42,692	$853,840
Xerox Corp.	93,865	966,809
		7,262,557
Life Sciences Tools and Services — 3.9%
Bio-Techne Corp.	5,995	673,958
Bruker Corp.	38,004	947,059
PAREXEL International Corp.(1)	13,922	930,686
Waters Corp.(1)	6,088	967,566
		3,519,269
Machinery — 0.8%
Pentair plc	11,697	746,503
Media — 4.3%
Comcast Corp., Class A	12,197	820,248
Interpublic Group of Cos., Inc. (The)	36,716	846,671
MSG Networks, Inc., Class A(1)	43,944	705,301
Omnicom Group, Inc.	10,744	884,124
Walt Disney Co. (The)	6,278	602,374
		3,858,718
Metals and Mining — 1.0%
AK Steel Holding Corp.(1)	89,178	585,008
Compass Minerals International, Inc.	3,724	259,153
		844,161
Oil, Gas and Consumable Fuels — 5.6%
Callon Petroleum Co.(1)	78,857	898,181
Cimarex Energy Co.	7,662	919,593
Dominion Midstream Partners LP	32,676	860,359
Exxon Mobil Corp.	9,117	810,957
Holly Energy Partners LP	21,917	789,012
Valero Energy Corp.	13,302	695,429
		4,973,531
Paper and Forest Products — 1.0%
Domtar Corp.	22,404	882,045
Personal Products — 0.4%
Medifast, Inc.	10,031	353,292
Pharmaceuticals — 4.3%
Johnson & Johnson	10,666	1,335,703
Merck & Co., Inc.	14,935	876,087
Pfizer, Inc.	28,301	1,044,024
Prestige Brands Holdings, Inc.(1)	10,463	559,771
		3,815,585
Professional Services — 2.0%
Equifax, Inc.	7,410	981,529
TransUnion(1)	25,400	831,088
		1,812,617
Real Estate Investment Trusts (REITs) — 7.7%
Blackstone Mortgage Trust, Inc., Class A	30,108	873,433
Gramercy Property Trust	54,337	542,827
InfraREIT, Inc.(1)	50,852	898,046
New Residential Investment Corp.	68,300	933,661
QTS Realty Trust, Inc., Class A	16,172	925,847
Ramco-Gershenson Properties Trust	44,146	875,857

	Shares	Value
Sunstone Hotel Investors, Inc.	67,172	$893,387
VEREIT, Inc.	85,180	942,091
		6,885,149
Road and Rail — 0.6%
AMERCO	1,338	529,192
Semiconductors and Semiconductor Equipment — 2.4%
Intel Corp.	26,946	939,338
NeoPhotonics Corp.(1)	94,633	1,187,644
		2,126,982
Software — 5.3%
CA, Inc.	14,541	503,846
Microsoft Corp.	29,613	1,678,465
Progress Software Corp.(1)	30,930	898,826
RealPage, Inc.(1)	41,911	1,054,061
Red Hat, Inc.(1)	7,710	580,486
		4,715,684
Specialty Retail — 2.8%
Burlington Stores, Inc.(1)	13,089	1,001,439
Home Depot, Inc. (The)	3,961	547,569
Ulta Salon Cosmetics & Fragrance, Inc.(1)	3,601	940,617
		2,489,625
Technology Hardware, Storage and Peripherals — 2.5%
Apple, Inc.	21,452	2,235,513
Textiles, Apparel and Luxury Goods — 0.5%
Oxford Industries, Inc.	7,455	426,277
Thrifts and Mortgage Finance — 0.9%
Northwest Bancshares, Inc.	54,784	816,829
Tobacco — 1.4%
Altria Group, Inc.	8,179	553,718
Vector Group Ltd.	30,237	667,936
		1,221,654
Trading Companies and Distributors — 0.8%
Air Lease Corp.	25,883	745,689
Wireless Telecommunication Services — 1.0%
Vodafone Group plc, ADR	27,331	844,528
TOTAL COMMON STOCKS (Cost $81,695,960)		87,776,441
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $459,000), at 0.10%, dated 7/29/16, due 8/1/16 (Delivery value $450,004)		450,000
State Street Institutional Liquid Reserves Fund, Premier Class	893	893
TOTAL TEMPORARY CASH INVESTMENTS (Cost $450,893)		450,893
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $82,146,853)		88,227,334
OTHER ASSETS AND LIABILITIES — 1.3%		1,151,366
TOTAL NET ASSETS — 100.0%		$89,378,700

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	169,979	EUR	154,249	UBS AG	9/30/16	$(2,901)
USD	670,197	GBP	506,153	Credit Suisse AG	9/30/16	(356)
USD	19,469	GBP	14,691	Credit Suisse AG	9/30/16	6
USD	24,161	GBP	18,210	Credit Suisse AG	9/30/16	36
USD	21,849	GBP	16,618	Credit Suisse AG	9/30/16	(168)
ZAR	251,815	USD	17,472	JPMorgan Chase Bank N.A.	9/30/16	460
ZAR	58,791	USD	4,045	JPMorgan Chase Bank N.A.	9/30/16	142
ZAR	985,968	USD	67,765	JPMorgan Chase Bank N.A.	9/30/16	2,445
USD	88,230	ZAR	1,296,573	JPMorgan Chase Bank N.A.	9/30/16	(4,098)
						$(4,434)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2016
Assets
Investment securities, at value (cost of $82,146,853)	$88,227,334
Receivable for investments sold	1,129,976
Receivable for capital shares sold	66,093
Unrealized appreciation on forward foreign currency exchange contracts	3,089
Dividends and interest receivable	76,214
89,502,706

Liabilities
Payable for capital shares redeemed	28,648
Unrealized depreciation on forward foreign currency exchange contracts	7,523
Accrued management fees	84,842
Distribution and service fees payable	2,993
124,006

Net Assets	$89,378,700

Net Assets Consist of:
Capital (par value and paid-in surplus)	$88,451,090
Undistributed net investment income	733,654
Accumulated net realized loss	(5,882,091)
Net unrealized appreciation	6,076,047
$89,378,700

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$71,169,997	3,836,286	$18.55
Institutional Class, $0.01 Par Value	$6,586,615	352,435	$18.69
R Class, $0.01 Par Value	$2,802,966	154,594	$18.13
Advisor Class, $0.01 Par Value	$8,819,122	480,376	$18.36

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,165)	$1,509,607
Interest	1,517
1,511,124

Expenses:
Management fees	777,271
Distribution and service fees:
R Class	9,598
Advisor Class	18,576
Directors' fees and expenses	2,233
Other expenses	353
808,031

Net investment income (loss)	703,093

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,544,411)
Foreign currency transactions	61,407
(2,483,004)

Change in net unrealized appreciation (depreciation) on:
Investments	4,997,222
Translation of assets and liabilities in foreign currencies	(4,662)
4,992,560

Net realized and unrealized gain (loss)	2,509,556

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,212,649

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2016 AND JULY 31, 2015
Increase (Decrease) in Net Assets	July 31, 2016	July 31, 2015
Operations
Net investment income (loss)	$703,093	$116,806
Net realized gain (loss)	(2,483,004)	2,673,648
Change in net unrealized appreciation (depreciation)	4,992,560	48,304
Net increase (decrease) in net assets resulting from operations	3,212,649	2,838,758

Distributions to Shareholders
From net investment income:
Investor Class	(163,378)	(82,323)
Institutional Class	(7,363)	(224)
Advisor Class	(3,890)	(3,808)
Decrease in net assets from distributions	(174,631)	(86,355)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	43,723,637	15,238,750

Net increase (decrease) in net assets	46,761,655	17,991,153

Net Assets
Beginning of period	42,617,045	24,625,892
End of period	$89,378,700	$42,617,045

Undistributed net investment income	$733,654	$174,193

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2016

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Legacy Multi Cap Fund (the fund) is one fund in a series issued by the corporation. Effective September 7, 2016, the fund was renamed Adaptive All Cap Fund. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the R Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.15% for the Investor Class, R Class and Advisor Class. The annual management fee schedule ranges from 0.65% to 0.95% for the Institutional Class. The effective annual management fee for each class for the year ended July 31, 2016 was 1.15% for the Investor Class, R Class and Advisor Class and 0.95% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $316,619 and $1,252,473, respectively. The effect of interfund transactions on the Statement of Operations was ($94,331) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2016 were $127,707,252 and $83,875,136, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2016		Year ended July 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,461,341	$60,195,901	1,349,491	$24,612,615
Issued in reinvestment of distributions	9,039	156,372	4,735	80,214
Redeemed	(1,654,227)	(28,697,302)	(632,900)	(10,947,784)
	1,816,153	31,654,971	721,326	13,745,045
Institutional Class
Sold	402,963	6,905,622	25,188	468,855
Issued in reinvestment of distributions	423	7,363	13	224
Redeemed	(77,938)	(1,368,930)	(134)	(2,509)
	325,448	5,544,055	25,067	466,570
R Class
Sold	144,859	2,467,531	37,580	658,916
Redeemed	(26,349)	(451,497)	(10,334)	(181,566)
	118,510	2,016,034	27,246	477,350
Advisor Class
Sold	527,951	8,997,394	188,778	3,388,941
Issued in reinvestment of distributions	227	3,890	227	3,808
Redeemed	(265,474)	(4,492,707)	(170,425)	(2,842,964)
	262,704	4,508,577	18,580	549,785
Net increase (decrease)	2,522,815	$43,723,637	792,219	$15,238,750

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$87,776,441	—	—
Temporary Cash Investments	893	$450,000	—
	$87,777,334	$450,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$3,089	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$7,523	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $526,029.

The value of foreign currency risk derivative instruments as of July 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $3,089 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $7,523 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended July 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $61,407 in net realized gain (loss) on foreign currency transactions and $(4,662) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$174,631	$86,355
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$82,169,673
Gross tax appreciation of investments	$7,659,309
Gross tax depreciation of investments	(1,601,648)
Net tax appreciation (depreciation) of investments	6,057,661
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$6,057,661
Undistributed ordinary income	$729,220
Accumulated short-term capital losses	$(5,549,442)
Accumulated long-term capital losses	$(309,829)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends received and timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited (Short-Term)	Unlimited (Long-Term)
$(2,616,950)	$(701,087)	$(2,231,405)	$(309,829)

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$18.54	0.18	(0.12)(3)	0.06	(0.05)	$18.55	0.36%	1.16%	1.06%	126%	$71,170
2015	$16.35	0.09	2.18	2.27	(0.08)	$18.54	13.94%	1.16%	0.48%	193%	$37,463
2014	$14.46	0.09	2.01	2.10	(0.21)	$16.35	14.60%	1.15%	0.54%	175%	$21,232
2013	$11.30	0.15	3.20	3.35	(0.19)	$14.46	30.01%	1.16%	1.21%	170%	$9,801
2012	$10.90	0.19	0.33	0.52	(0.12)	$11.30	4.87%	1.16%	1.72%	179%	$8,321
Institutional Class
2016	$18.68	0.23	(0.13)(3)	0.10	(0.09)	$18.69	0.55%	0.96%	1.26%	126%	$6,587
2015	$16.47	0.11	2.22	2.33	(0.12)	$18.68	14.19%	0.96%	0.68%	193%	$504
2014	$14.56	0.12	2.03	2.15	(0.24)	$16.47	14.86%	0.95%	0.74%	175%	$32
2013	$11.38	0.18	3.21	3.39	(0.21)	$14.56	30.23%	0.96%	1.41%	170%	$23
2012	$10.98	0.22	0.32	0.54	(0.14)	$11.38	5.05%	0.96%	1.92%	179%	$18
R Class
2016	$18.16	0.10	(0.13)(3)	(0.03)	—	$18.13	(0.17)%	1.66%	0.56%	126%	$2,803
2015	$16.01	(0.01)	2.16	2.15	—	$18.16	13.43%	1.66%	(0.02)%	193%	$655
2014	$14.16	—(4)	1.98	1.98	(0.13)	$16.01	14.03%	1.65%	0.04%	175%	$142
2013	$11.07	0.06	3.16	3.22	(0.13)	$14.16	29.36%	1.66%	0.71%	170%	$112
2012	$10.68	0.16	0.30	0.46	(0.07)	$11.07	4.34%	1.66%	1.22%	179%	$42

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Advisor Class
2016	$18.35	0.14	(0.12)(3)	0.02	(0.01)	$18.36	0.11%	1.41%	0.81%	126%	$8,819
2015	$16.18	0.05	2.16	2.21	(0.04)	$18.35	13.67%	1.41%	0.23%	193%	$3,995
2014	$14.31	0.05	1.99	2.04	(0.17)	$16.18	14.32%	1.40%	0.29%	175%	$3,221
2013	$11.19	0.12	3.16	3.28	(0.16)	$14.31	29.63%	1.41%	0.96%	170%	$384
2012	$10.79	0.17	0.32	0.49	(0.09)	$11.19	4.65%	1.41%	1.47%	179%	$315

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Multi Cap Fund (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Multi Cap Fund of American Century Growth Funds, Inc. as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	83	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	83	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	83	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	83	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	83	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	83	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	83	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2016.

For corporate taxpayers, the fund hereby designates $174,631, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2016 as qualified for the corporate dividends received deduction.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90172 1609

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)    No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $50,271
FY 2016:    $51,000

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $95,500
FY 2016:    $95,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Growth Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 27, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 27, 2016